UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report: April 18, 2024
(Date of earliest event reported)
KB HOME
(Exact name of registrant as specified in its charter)

Delaware	1-9195	95-3666267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10990 Wilshire Boulevard
Los Angeles, California 90024
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 231-4000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	KBH	New York Stock Exchange
Rights to Purchase Series A Participating Cumulative Preferred Stock		New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amended and Restated By-Laws. On April 18, 2024, the board of directors approved Amended and Restated By-Laws of KB Home, effective immediately, revising provisions in Section 2.10 to narrow the range of information required as to certain related parties and certain other persons in connection with providing advance notice of stockholder-nominated director candidates, and in Section 3.14 to clarify, consistent with a legal ruling invalidating prior language that did not expressly state, that Director Emeritus appointments are subject to the consent of the director being appointed.

The foregoing description of the amendment to the Amended and Restated By-Laws is qualified in its entirety by reference to their full text, which is filed as Exhibit 3.2 to this Form 8-K and is hereby incorporated by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 18, 2024, KB Home held its 2024 Annual Meeting of Stockholders. The final results for each item submitted to a vote of security holders at the Annual Meeting are provided below. The rounded percentages displayed below for the election of directors are based on the total “For” and “Against” votes cast for each respective director nominee. The rounded percentages displayed below for the other items are based on the total number of shares of KB Home common stock that were present or represented, and entitled to vote on each respective item, at the 2024 Annual Meeting.

1. The vote on the nominees for election to the KB Home board of directors was as follows:

Director	For	%	Against	%	Abstentions	Broker Non-Votes
Jose M. Barra	71,152,875	99.6%	261,417	0.4%	28,663	4,284,674
Arthur R. Collins	67,796,739	94.9%	3,616,773	5.1%	29,443	4,284,674
Dorene C. Dominguez	69,003,990	96.6%	2,410,215	3.4%	28,750	4,284,674
Kevin P. Eltife	68,679,304	96.2%	2,730,849	3.8%	32,802	4,284,674
Dr. Stuart A. Gabriel	71,147,047	99.6%	268,939	0.4%	26,969	4,284,674
Dr. Thomas W. Gilligan	68,019,454	95.2%	3,395,280	4.8%	28,221	4,284,674
Jodeen A. Kozlak	69,652,428	97.5%	1,758,855	2.5%	31,672	4,284,674
Jeffrey T. Mezger	68,616,024	96.5%	2,519,216	3.5%	307,715	4,284,674
James C. Weaver	59,053,860	82.7%	12,360,999	17.3%	28,096	4,284,674

2. The non-binding advisory vote to approve named executive officer compensation was as follows:

For	%	Against	%	Abstentions	Broker Non-Votes
57,840,577	81.0%	13,148,062	18.4%	454,316	4,284,674

3. The vote to ratify Ernst & Young LLP’s appointment as KB Home’s independent registered public accounting firm for the fiscal year ending November 30, 2024 was as follows:

For	%	Against	%	Abstentions	Broker Non-Votes
73,628,333	97.2%	2,069,848	2.7%	29,448	N/A

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.2	Amended and Restated By-Laws of KB Home
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description
3.2	Amended and Restated By-Laws of KB Home
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 24, 2024

KB Home

By:	/s/ William (Tony) Richelieu
William (Tony) Richelieu
Vice President, Corporate Secretary and Associate General Counsel

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